UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share, of China Advanced Construction Materials Group, Inc., a Nevada corporation.

(2)	Aggregate number of securities to which transaction applies: 5,488,649 shares of Common Stock, par value $0.001 per share, of China Advanced Construction Materials Group, Inc., a Nevada corporation.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Estimated solely for purposes of calculation of the registration fee in accordance with Exchange Act Rule 0-11 based upon the product of: (i) 5,488,649 the maximum number of shares of common stock of China Advanced Construction Materials Group, Inc., a Nevada corporation that may be exchanged in the merger as of July 19, 2018, multiplied by (ii) $5.90, the average of the closing price for shares of CADC Nevada’s common stock as reported on the Nasdaq Stock Market on July 18, 2018.

(4)	Proposed maximum aggregate value of transaction: $32,383,029.10

(5)	Total fee paid:

$0 ($4,032 less the $4,032 offset described below)

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $4,032

(2)	Form, Schedule or Registration Statement No.: Registration Statement on Form S-4 (File No. 333-226308)

(3)	Filing Party: China Advanced Construction Materials Group, Inc., a Cayman Islands exempt company.

(4)	Date Filed: December 10, 2018

EXPLANATORY NOTE

China Advanced Construction Materials Group, Inc. (the “Company”, “we”, or “us”) is furnishing this Supplement (this “Supplement”) to amend and supplement the definitive proxy statement (the “Proxy Statement”) filed by Company with the Securities and Exchange Commission on September 26, 2018 with respect to its 2018 annual meeting of stockholders (the “Annual Meeting” or “Meeting”) in order to (i) amend and restate Proposal 2 described in the Proxy Statement to reflect Company’s engagement of Wei, Wei & Co., LLP (“WWC”) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018, and (ii) include the Audit Committee’s report approving inclusion of the financial statements for the fiscal year ended June 30, 2018 in the annual report for fiscal year ended June 30, 2018 .

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

9 North West Fourth Ring Road, Yingu Mansion Suite 1708

Haidian District, Beijing, People’s Republic of China 100190

SUPPLEMENT TO NOTICE OF ANNUAL MEETING

December 10, 2018

Dear Stockholder:

The annual meeting (the “Annual Meeting” or the “Meeting”) of stockholders of China Advanced Construction Materials Group, Inc. (the “Company”, “we” or “us”) will be held on Thursday, December 27, 2018 at 10:00 a.m. Beijing Time, at our corporate headquarters, located at 9 North West Fourth Ring Road Yingu Mansion Suite 1708, Haidian District Beijing, People’s Republic of China.

No changes have been made to the location of the meeting or the record date which is December 11, 2018. We previously made available to our stockholders our Proxy Statement and other related proxy materials on September 28, 2018.

The second proposal submitted to Company’s stockholders for the ratification of the appointment by the Audit Committee of Friedman LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018 is amended to reflect the appointment by the Audit Committee of Wei, Wei & Co., LLP (“WWC”) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

In all other respects the Notice of Annual Meeting of Stockholders dated November 30, 2018 remains unchanged.

Please read this Supplemental Notice of Annual Meeting and the attached Supplement to Proxy Statement in conjunction with the Notice of Annual Meeting of Stockholders and Proxy Statement filed with the Securities and Exchange Commission on November 21, 2018 and September 26, 2018 respectively. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares by promptly completing, signing, dating and mailing the enclosed proxy card, rather than the proxy card previously mailed to you, in the postage-paid envelope provided (or, if applicable, by following the instructions supplied to you by your bank or brokerage firm for voting by telephone or via the Internet). Submission of the enclosed proxy card will replace any previously submitted proxy card in connection with the annual meeting.

Sincerely,

/s/ Xianfu Han
Xianfu Han, Chief Executive Officer
(Principal Executive Officer)

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to Be Held at 10:00 a.m. on December 27, 2018 (Beijing Time)

The Notice of Annual Meeting to Stockholders, Proxy Statement and this Supplement to Notice of Annual Meeting, are available at www.proxyvote.com. The amendment to the Annual Report on Form 10-K for fiscal year ended June 30, 2018 will be available at www.proxyvote.com immediately upon its filing.

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

9 North West Fourth Ring Road, Yingu Mansion Suite 1708

Haidian District, Beijing, People’s Republic of China 100190

SUPPLEMENT TO PROXY STATEMENT

GENERAL INFORMATION

China Advanced Construction Materials Group, Inc. (the “Company”, “we” or “us”) is furnishing this Supplement (this “Supplement”) to amend and supplement the Notice of Annual Meeting, Proxy Statement and form of proxy filed by the Company with the Securities and Exchange Commission on November 21, 2018 and September 26, 2018 respectively with respect to its 2018 annual meeting of stockholders (the “Annual Meeting”) in order to (i) amend and restate Proposal 2 described in the Proxy Statement to reflect Company’s engagement of Wei, Wei & Co., LLP (“WWC”) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018, and (ii) provide certain related information.

The proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated September 26, 2018. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares by promptly completing, signing, dating and mailing the enclosed proxy card, rather than the proxy card previously mailed to you, in the postage-paid envelope provided (or, if applicable, by following the instructions supplied to you by your bank or brokerage firm for voting by telephone or via the Internet). Submission of the enclosed proxy card will replace any previously submitted proxy card in connection with the Annual Meeting.

Other than as set forth in this Supplement to Proxy Statement, the Proxy Statement dated September 26, 2018 remains unchanged.

This Supplement to Proxy Statement and the enclosed proxy card are first being mailed to Company’s stockholders on or about December 10, 2018.

AMENDMENT TO PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On October 11, 2018, Friedman LLP (“Friedman”) notified the Audit Committee of the Board of Directors of the Company of its resignation as the Company’s independent registered public accounting firm. On October 11, 2018, the Board of Directors accepted such resignation. The auditor’s report of Friedman on the Company’s consolidated financial statements as of and for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

On October 13, 2018, the Board of Directors approved the engagement of Wei Wei & Co., LLP (“WWC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2018 and 2017.

Proposal 2, as amended, is for stockholders at the Annual Meeting to consider and ratify the selection of WWC as our independent registered public accounting firm for fiscal year ended June 30, 2018.

We have been advised and confirmed by Friedman that the auditor’s report of Friedman on the Company’s consolidated financial statements as of and for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the two most recent fiscal years and through the subsequent interim period preceding Friedman’s resignation, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman would have caused Friedman to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We have been advised by WWC that neither the firm nor any of its associates had any relationship with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year.  Representatives of WWC are not expected to attend the Annual Meeting in person and therefore are not expected to be available to respond to any questions.  As a result, representatives of WWC will not make a statement at the Annual Meeting.

Principal Accountant Fees and Services

The following are the fees billed to us by our auditors during fiscal years ended June 30, 2017 and 2016:

	Years Ended
	June 30,	June 30,
	2017	2016
Audit Fees	$264,000	$133,000
Audit related fees	-	-
Tax fees	-	-
All Other Fees	-	-
Total	$264,000	$133,000

Total fees billed to us by Friedman, LLP was $172,000 and $88,000 during fiscal years ended June 30, 2017 and 2016, respectively. Total fees billed to us by Wei, Wei &Co, LLP was $92,000 for the audit of the financial statements for the fiscal year ended June 30, 2017.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by WWC for our consolidated financial statements as of and for the year ended June 30, 2017.

The Company’s principal accountant, WWC, did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required

Proposal No. 2 (the ratification of the appointment by the Audit Committee of WWC to serve as our independent registered public accounting firm for the fiscal year ended June 30, 2018) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of WWC as the independent registered public accountants of the Company.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of WWC as independent registered public accountants as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for filing with the SEC.

Tao Jin

Jiehui Fan

Pei Wei

The information contained in this Proxy Statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

December 10, 2018

/s/ Xianfu Han
Xianfu Han, Chief Executive Officer
(Principal Executive Officer)

Except as specifically updated by the information contained in this Supplement, all information set forth in the original Proxy Statement remains accurate and should be considered in voting your shares. This Supplement does not provide all of the information that is important to your decision in voting at the 2018 Annual Meeting. This Supplement should be read in conjunction with the original Proxy Statement.

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
YINGU PLAZA, SUITE 1708
9 NW FOURTH RING ROAD
HAIDIAN, BEIJING 100190 CHINA

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______

Nominees

01 Xianfu Han 02 Weili He 03 Tao Jin 04 Jiehui Fan 05 Wei Pei

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2 To ratify the selection of Wei, Wei & Co., LLP as the Company's independent registered public accounting firm for the Company's financial statements for the fiscal year ended June 30, 2018.	☐	☐	☐
3 To authorize and approve the Company's 2018 Equity Incentive Plan.	☐	☐	☐
4 To conduct a non-binding advisory vote on the Company's executive compensation.	☐	☐	☐
5 To adopt the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and between the Company and China Advanced Construction Materials Group, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company ("CADC Cayman").	☐	☐	☐

NOTE: To transact such other business as may properly come before the Meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000391843_1 R1.0.1.17